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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2003

RUSH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)
555 IH-35 South, Suite 500, New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant's telephone number, including area code: (830) 626-5200

(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statements of Business Acquired.

  None.

  (b)
  Pro Forma Financial Information.

  None.

  (c)
  Exhibits

  99.1 Press Release

Item 12. Results of Operations and Financial Condition.

        On October 21, 2003, the Company issued a press release regarding its financial results for the quarter ended September 30, 2003. A copy of the press release issued by the Company concerning its financial results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.
By:	/s/ MARTIN A NAEGELIN, JR. Martin A Naegelin, Jr. Vice President and Chief Financial Officer

Dated October 21, 2003

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SIGNATURES